UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2014

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2014

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

At the beginning of the year, the government reported that the U.S. economy had slowed and the market, fearing a recession, pulled back from a strong gain in the second half of 2013.  In my last letter, I reported to you that I shifted the Masters 100 Fund to a more fully-invested and therefore more aggressive posture to take advantage of the lower prices that we saw after the market pullback.

As things turned out, the reduced economic activity in the 4th quarter of 2013 was more the result of an exceptionally cold winter than a sign of a weakening economy.  However, as the U.S. economy continues to gain strength, the market’s optimism has been reigned in by global instability highlighted by the deteriorating situation in Iraq, Syria, Israel, and the Ukraine.  As a result, the market has rewarded primarily large-cap companies which operate on a global scale, and many of the innovative, small-cap companies that we invested in the first quarter have suffered.

When performance lags, portfolio adjustments can be made at two levels.  At the first level, the individual members of the team are making changes to their portions of the portfolio. I have advised each of them to rank their positions from most to least confident in the next 12 months, then to sell the bottom 20% of the list to invest in the stocks at the top of their list.  This should have the effect of recognizing some losses, while at the same time putting the fund in a better position to recover.

The second level of adjustment that I can make is to change the team.  When the members of the team have finished their portfolio reviews, I will compare what I hear from them with what I am hearing from the members I have on the bench. I have just completed a review of 10 year track records.  There are just under 1000 Marketcracy model portfolios that have outperformed Morningstar’s #1 mutual fund for the last 10 years, and over 200 of these model portfolios outperformed by an average of 10%/year.

The most convincing evidence of investment skill is the demonstration of a superior long-term track record.  This greatly reduces the risk of selecting a manager who has simply been lucky a few times.  It is hard to be lucky consistently over 10 years.  At the same time, I have not yet found any manager whose investment style can perform consistently well in all market conditions.  Therefore, as I review the managers on team and on the bench, I will be looking for exceptional recent performance to reduce the risk of selecting a manager whose investment style has run its course and is now out of favor.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

1 - Annual Report

	QUARTER
As of 6/30/2014	9/30/13	12/31/13	3/31/14	6/30/14
Masters 100 Fund	12.43%	5.09%	0.09%	-2.42%
MARKET INDICES
DJIA	2.12%	10.22%	-0.15%	2.83%
S&P 500	5.24%	10.51%	1.81%	5.23%
NASDAQ	11.20%	11.14%	0.84%	5.32%

	CUMULATIVE
As of 6/30/2014	1 MONTH	3 MONTHS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	6.39%	-2.42%	-2.33%	15.40%	9.87%	45.27%	19.82%	60.18%
MARKET INDICES
DJIA	0.75%	2.83%	2.68%	15.56%	46.48%	127.14%	108.70%	144.37%
S&P 500	2.07%	5.23%	7.14%	24.61%	58.46%	136.98%	111.59%	128.97%
NASDAQ	4.00%	5.32%	6.20%	31.21%	65.53%	155.14%	141.64%	137.49%

	ANNUALIZED
As of 6/30/2014	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	15.40%	3.19%	7.75%	1.82%	3.79%
MARKET INDICES
DJIA	15.56%	13.57%	17.83%	7.63%	7.32%
S&P 500	24.61%	16.58%	18.83%	7.78%	6.77%
NASDAQ	31.21%	18.28%	20.59%	9.22%	8.19%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Diversification does not prevent a loss or guarantee a profit.

Returns assume reinvestment of dividends and distributions.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://www.masters100fund.com/. The Fund’s total expense ratio was 2.06% (including 1.95% paid to the adviser and 0.11% for acquired fund fees and expenses) as of October 28, 2013.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, taxation, and different

2 - Annual Report

MASTERS 100 FUND

accounting and financial standards. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 29, 2014

3 - Annual Report

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Net of cash equivalents and other assets in excess of liabilities.

Growth of $10,000 (Unaudited)

4 - Annual Report

MASTERS 100 FUND

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 to June 30, 2014).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

5 - Annual Report

Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2014
			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2014 to
	January 1, 2014	June 30, 2014	June 30, 2014
Actual	$1,000.00	$ 976.70	$9.56

Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.12	$9.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6 - Annual Report

MASTERS 100 FUND

Financial Statements as of
June 30, 2014

●	Portfolio of Investments
●	Statement of Assets and Liabilities
●	Statement of Operations
●	Statements of Changes in Net Assets
●	Financial Highlights
●	Notes to the Financial Statements
●	Report of Independent Registered
Public Accounting Firm
●	Trustees & Officers

7 - Annual Report

Portfolio of Investments
June 30, 2014

		Shares	Market Value
COMMON STOCKS - 82.5%			$6,502,350
(Cost $6,146,352)

ACCOMMODATION & FOOD SERVICES - 1.4%			109,264
CZR	CAESARS ENTERTAINMENT CORP.*	200	3,616
ISLE	ISLE OF CAPRI CASINOS, INC.*	7,800	66,768
SAFM	SANDERSON FARMS, INC.	400	38,880

ADMINISTRATIVE & SUPPORT - 1.7%			134,974
MT	ARCELORMITTAL - ADR	1,400	20,902
OWW	ORBITZ WORLDWIDE, INC.*	9,800	87,220
WNS	WNS HOLDINGS, LTD. - ADR*	1,400	26,852

AGRICULTURE, FORESTRY, FISHING & HUNTING - 0.7%			54,720
PPC	PILGRIM’S PRIDE CORP.*	2,000	54,720

CONSTRUCTION - 0.7%			56,694
HLX	HELIX ENERGY SOLUTIONS GROUP, INC.*	1,000	26,310
XIN	XINYUAN REAL ESTATE CO, LTD. - ADR	7,200	30,384

FINANCE & INSURANCE - 6.4%			500,248
ALL	ALLSTATE CORP.	200	11,744
BAC	BANK OF AMERICA CORP.	2,200	33,814
EFSC	ENTERPRISE FINANCIAL SERVICES CORP.	200	3,612
FNMA	FEDERAL NATIONAL MORTGAGE ASSOCIATION*	8,400	32,844
GNW	GENWORTH FINANCIAL, INC.*	3,000	52,200
HDB	HDFC BANK, LTD. - ADR	1,000	46,820
IBN	ICICI BANK, LTD. - ADR	800	39,920
JPM	JPMORGAN CHASE & CO.	400	23,048
MET	METLIFE, INC.	1,000	55,560
MS	MORGAN STANLEY	1,000	32,330
ORI	OLD REPUBLIC INTERNATIONAL CORP.	1,600	26,464
PJC	PIPER JAFFRAY COS.*	600	31,062
TRV	TRAVELERS COS., INC. (THE)	200	18,814
UIHC	UNITED INSURANCE HOLDINGS CORP.	1,400	24,164
UVE	UNIVERSAL INSURANCE HOLDINGS, INC.	2,800	36,316
WFC	WELLS FARGO & CO.	600	31,536

HEALTH CARE & SOCIAL ASSISTANCE - 5.2%			413,120
DEPO	DEPOMED, INC.*	200	2,780
HWAY	HEALTHWAYS, INC.*	1,000	17,540
HTBX	HEAT BIOLOGICS, INC.*	400	2,220
KERX	KERYX BIOPHARMACEUTICALS, INC.*	8,400	129,192
NKTR	NEKTAR THERAPEUTICS*	12,000	153,840
OMED	ONCOMED PHARMACEUTICALS, INC.*	200	4,660
ONVO	ORGANOVO HOLDINGS, INC.*	4,600	38,410
PSTI	PLURISTEM THERAPEUTICS, INC.*	20,600	64,478

The accompanying notes are an integral part of these financial statements.

8 - Annual Report

MASTERS 100 FUND

INFORMATION - 11.0%			865,900
EGHT	8X8, INC.*	1,600	12,928
AKAM	AKAMAI TECHNOLOGIES, INC.*	800	48,848
ALU	ALCATEL-LUCENT - ADR	3,400	12,104
AMSWA	AMERICAN SOFTWARE, INC. - CLASS A	200	1,976
ADNC	AUDIENCE, INC.*	600	7,176
BBRY	BLACKBERRY, LTD.*	22,600	231,424
BRCD	BROCADE COMMUNICATIONS SYSTEMS, INC.	5,000	46,000
CASM	CAS MEDICAL SYSTEMS, INC.*	800	1,608
CTRX	CATAMARAN CORP.*	200	8,832
CHGG	CHEGG, INC.*	600	4,224
CKSW	CLICKSOFTWARE TECHNOLOGIES, LTD.	1,200	9,684
DWCH	DATAWATCH CORP.*	400	5,984
GSB	GLOBALSCAPE, INC.	1,200	2,940
GTT	GTT COMMUNICATIONS, INC.*	5,200	53,092
HPQ	HEWLETT-PACKARD CO.	1,200	40,416
IMN	IMATION CORP.*	1,000	3,440
IMRS	IMRIS, INC.*	3,000	3,450
IQNT	INTELIQUENT, INC.	1,800	24,966
IIJI	INTERNET INITIATIVE JAPAN, INC. - ADR	200	2,442
JCOM	J2 GLOBAL, INC.	200	10,172
MSFT	MICROSOFT CORP.	200	8,340
MM	MILLENNIAL MEDIA, INC.*	1,400	6,986
MGAM	MULTIMEDIA GAMES HOLDING CO., INC.*	600	17,784
NSR	NEUSTAR, INC. - CLASS A*	1,600	41,632
P	PANDORA MEDIA, INC.*	1,600	47,200
RHT	RED HAT, INC.*	400	22,108
SIFY	SIFY TECHNOLOGIES, LTD. - ADR	16,000	35,840
STRZA	STARZ - CLASS A*	800	23,832
SPRT	SUPPORT.COM, INC.*	2,000	5,420
TTWO	TAKE-TWO INTERACTIVE SOFTWARE, INC.*	1,200	26,688
TNGO	TANGOE, INC.*	800	12,048
TTGT	TECHTARGET, INC.*	1,000	8,820
TQNT	TRIQUINT SEMICONDUCTOR, INC.*	4,800	75,888
XGTI	XG TECHNOLOGY, INC.*	800	1,608

MANUFACTURING - 23.0%			1,812,974
AMD	ADVANCED MICRO DEVICES, INC.*	6,600	27,654
AMAG	AMAG PHARMACEUTICALS, INC.*	400	8,288
AMRS	AMYRIS, INC.*	1,600	5,968
ARNA	ARENA PHARMACEUTICALS, INC.*	1,000	5,860
ARQL	ARQULE, INC.*	2,000	3,100
ASML	ASML HOLDING NV	200	18,654
BCRX	BIOCRYST PHARMACEUTICALS, INC.*	2,400	30,600
BDSI	BIODELIVERY SCIENCES INTERNATIONAL, INC.*	1,000	12,070
BMRN	BIOMARIN PHARMACEUTICAL, INC.*	200	12,442
BRCM	BROADCOM CORP. - CLASS A	200	7,424
BLDR	BUILDERS FIRSTSOURCE, INC.*	5,200	38,896
CSII	CARDIOVASCULAR SYSTEMS, INC.*	200	6,232
CLFD	CLEARFIELD, INC.*	2,000	33,580
CLRX	COLLABRX, INC.*	800	1,496
CORT	CORCEPT THERAPEUTICS, INC.*	2,800	7,840
CVU	CPI AEROSTRUCTURES, INC.*	200	2,534

The accompanying notes are an integral part of these financial statements.

9 - Annual Report

CYAN	CYANOTECH CORP.*	9,200	42,504
CYTK	CYTOKINETICS, INC.*	1,200	5,736
DNDN	DENDREON CORP.*	4,000	9,200
DSCI	DERMA SCIENCES, INC.*	400	4,624
ESIO	ELECTRO SCIENTIFIC INDUSTRIES, INC.	200	1,362
FTEK	FUEL TECH, INC.*	400	2,256
GM	GENERAL MOTORS CO.	800	29,040
GILD	GILEAD SCIENCES, INC.*	1,000	82,910
HALO	HALOZYME THERAPEUTICS, INC.*	31,000	306,280
HYGS	HYDROGENICS CORP.*	2,000	37,360
IG	IGI LABORATORIES, INC.*	14,200	75,402
ICCC	IMMUCELL CORP.*	400	1,744
IFNNY	INFINEON TECHNOLOGIES AG - ADR	400	4,980
INTC	INTEL CORP.	800	24,720
IPGP	IPG PHOTONICS CORP.*	200	13,760
ITT	ITT CORP.	1,800	86,580
IXYS	IXYS CORP.	4,000	49,280
KBIO	KALOBIOS PHARMACEUTICALS, INC.*	1,000	2,280
KBALB	KIMBALL INTERNATIONAL, INC. - CLASS B	1,400	23,408
KMG	KMG CHEMICALS, INC.	2,400	43,152
LRCX	LAM RESEARCH CORP.	400	27,032
LOGI	LOGITECH INTERNATIONAL S.A.*	400	5,212
LXU	LSB INDUSTRIES, INC.*	2,000	83,340
LDL	LYDALL, INC.*	3,600	98,532
MNK	MALLINCKRODT PLC*	800	64,016
MXL	MAXLINEAR, INC. - CLASS A*	400	4,028
MFRI	MFRI, INC.*	4,200	47,922
MU	MICRON TECHNOLOGY, INC.*	200	6,590
MOD	MODINE MANUFACTURING CO.*	2,800	44,072
NANO	NANOMETRICS, INC.*	400	7,300
NSPH	NANOSPHERE, INC.*	2,000	3,160
OLN	OLIN CORP.	1,600	43,072
ONNN	ON SEMICONDUCTOR CORP.*	2,600	23,764
OGXI	ONCOGENEX PHARMACEUTICAL, INC.*	400	1,492
ONTY	ONCOTHYREON, INC.*	600	1,944
PTIE	PAIN THERAPEUTICS, INC.*	1,800	10,350
PDFS	PDF SOLUTIONS, INC.*	400	8,488
QCOR	QUESTCOR PHARMACEUTICALS, INC.	600	55,494
RWC	RELM WIRELESS CORP.*	1,600	6,176
SOL	RENESOLA, LTD. - ADR*	2,600	7,670
ROSG	ROSETTA GENOMICS, LTD.*	1,000	4,340
RTEC	RUDOLPH TECHNOLOGIES, INC.*	400	3,952
SNDK	SANDISK CORP.	400	41,772
SRPT	SAREPTA THERAPEUTICS, INC.*	600	17,874
SLAB	SILICON LABORATORIES, INC.*	200	9,850
SSH	SUNSHINE HEART, INC.*	600	3,360
STRN	SUTRON CORP.*	400	2,052
TTM	TATA MOTORS, LTD. - ADR	1,000	39,060
TBIO	TRANSGENOMIC, INC.*	800	2,936
TSN	TYSON FOODS, INC. - CLASS A	600	22,524
VLO	VALERO ENERGY CORP.	400	20,040
WGO	WINNEBAGO INDUSTRIES, INC.*	800	20,144
ZHNE	ZHONE TECHNOLOGIES, INC.*	2,000	6,200

The accompanying notes are an integral part of these financial statements.

10 - Annual Report

MASTERS 100 FUND

MINING, QUARRYING, & OIL & GAS EXTRACTION - 12.6%			995,471
ALJ	ALON USA ENERGY, INC.	14,496	180,330
ANR	ALPHA NATURAL RESOURCES, INC.*	13,000	48,230
ACI	ARCH COAL, INC.	2,800	10,220
CLF	CLIFFS NATURAL RESOURCES, INC.	600	9,030
EXXI	ENERGY XXI BERMUDA, LTD.	10,400	245,752
KOG	KODIAK OIL & GAS CORP.*	1,000	14,550
MTL	MECHEL - ADR*	800	1,752
PARR	PAR PETROLEUM CORP.*	160	3,240
PZG	PARAMOUNT GOLD AND SILVER CORP.*	2,400	2,304
PBR	PETROLEO BRASILEIRO S.A. - ADR	12,000	175,560
PDS	PRECISION DRILLING CORP.	800	11,328
TPLM	TRIANGLE PETROLEUM CORP.*	8,900	104,575
WFT	WEATHERFORD INTERNATIONAL PLC*	8,200	188,600

OTHER SERVICES - 0.5%			35,564
EEI	ECOLOGY & ENVIRONMENT, INC.	3,400	35,564

PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES - 8.9%			705,814
AMRI	ALBANY MOLECULAR RESEARCH, INC.*	3,200	64,384
ANTH	ANTHERA PHARMACEUTICALS, INC.*	1,600	5,424
ARWR	ARROWHEAD RESEARCH CORP.*	600	8,586
CBM	CAMBREX CORP.*	2,800	57,960
CIMT	CIMATRON, LTD.*	800	4,944
CTSH	COGNIZANT TECHNOLOGY
	SOLUTIONS CORP. - CLASS A*	200	9,782
JCS	COMMUNICATIONS SYSTEMS, INC.	600	7,458
COUP	COUPONS.COM, INC.*	2,042	53,725
DSS	DOCUMENT SECURITY SYSTEMS, INC.*	6,000	8,220
EXAS	EXACT SCIENCES CORP.*	400	6,812
GY	GENCORP, INC.*	6,000	114,600
G	GENPACT, LTD.*	800	14,024
NVTL	NOVATEL WIRELESS, INC.*	1,400	2,674
NVAX	NOVAVAX, INC.*	27,000	124,740
PACB	PACIFIC BIOSCIENCES OF CALIFORNIA, INC.*	17,600	108,768
PCTI	PC-TEL, INC.	200	1,618
PDII	PDI, INC.*	5,900	25,842
PRFT	PERFICIENT, INC.*	600	11,682
RMBS	RAMBUS, INC.*	800	11,440
RGDO	REGADO BIOSCIENCES, INC.*	400	2,716
SQNM	SEQUENOM, INC.*	1,000	3,870
SWI	SOLARWINDS, INC.*	400	15,464
STRM	STREAMLINE HEALTH SOLUTIONS, INC.*	1,000	4,800
SUTR	SUTOR TECHNOLOGY GROUP, LTD.*	32,400	32,400
TLOG	TETRALOGIC PHARMACEUTICALS CORP.*	153	901
TSRI	TSR, INC.*	1,000	2,980

RETAIL TRADE - 3.6%			281,392
CENT	CENTRAL GARDEN AND PET CO.*	2,000	18,200
ESRX	EXPRESS SCRIPTS HOLDING CO.*	200	13,866
IM	INGRAM MICRO, INC.*	800	23,368
NGVC	NATURAL GROCERS BY VITAMIN COTTAGE, INC.*	2,200	47,102

The accompanying notes are an integral part of these financial statements.

11 - Annual Report

OSTK	OVERSTOCK.COM, INC.*	3,400	53,618
SFM	SPROUTS FARMERS MARKET, INC.*	200	6,544
VVTV	VALUEVISION MEDIA, INC. - CLASS A*	11,400	56,886
WFM	WHOLE FOODS MARKET, INC.	1,600	61,808

TRANSPORTATION & WAREHOUSING - 0.3%			23,420
DRYS	DRYSHIPS, INC.*	600	1,932
LUV	SOUTHWEST AIRLINES CO.	800	21,488

UTILITIES - 6.0%			470,183
ETR	ENTERGY CORP.	400	32,836
KMI	KINDER MORGAN, INC.	400	14,504
SZYM	SOLAZYME, INC.*	35,895	422,843

WHOLESALE TRADE - 0.5%			42,612
HBP	HUTTIG BUILDING PRODUCTS, INC.*	600	2,832
MIL	MFC INDUSTRIAL, LTD.	5,200	39,780

PARTNERSHIPS & TRUST - 1.1%			87,184
(Cost $83,892)

FINANCE & INSURANCE - 0.4%			29,920
AGNC	AMERICAN CAPITAL AGENCY CORP.	400	9,364
CMCT	CIM COMMERCIAL TRUST CORP.	600	12,996
VRTB	VESTIN REALITY MORTGAGE II, INC.*	1,800	7,560

MINING, QUARRYING, & OIL & GAS EXTRACTION - 0.3%			24,160
SXCP	SUNCOKE ENERGY PARTNERS L.P.	800	24,160

REAL ESTATE & RENTAL & LEASING - 0.4%			33,104
HCP	HCP, INC.	800	33,104

INVESTMENT COMPANIES - 4.8%			380,518
(Cost $369,629)
INDL	DIREXION DAILY INDIA BULL 3X SHARES*	400	37,100
INXX	EGSHARES INDIA INFRASTRUCTURE ETF	2,800	41,524
SCIN	EGSHARES INDIA SMALL CAP ETF	2,200	38,302
IFN	INDIA FUND, INC.	1,800	45,684
BRF	MARKET VECTORS BRAZIL SMALL-CAP	1,800	55,170
SCIF	MARKET VECTORS ETF TR INDIA SMALL CP	800	41,320
XIV	VELOCITYSHARES DAILY INVERSE VIX
	SHORT TERM ETN*	2,000	89,960
EPI	WISDOMTREE INDIA EARNINGS FUND	1,400	31,458

The accompanying notes are an integral part of these financial statements.

12 - Annual Report

MASTERS 100 FUND

	MONEY MARKET FUNDS - 10.3%		813,863
	(Cost $813,863)
DFDXX	DAILY INCOME FUND - MONEY
	MARKET PORTFOLIO, 0.01%	813,863	813,863

	TOTAL INVESTMENT SECURITIES - 98.7%
	(Cost $7,413,736)		7,783,915

	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.3%		98,392
	NET ASSETS - 100.0%		$7,882,307

ADR - American Depository Receipt
*Non-income producing security.
^Seven day yield as of June 30, 2014.

The accompanying notes are an integral part of these financial statements.

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Statement of Assets and Liabilities
June 30, 2014

ASSETS
Investment securities:
At acquisition cost	$7,413,736
At market value (Note 2)	$7,783,915
Interest and dividends receivable	2,629
Receivable for portfolio investments sold	157,099
Receivable for capital shares sold	17
TOTAL ASSETS	7,943,660

LIABILITIES
Payable for portfolio investments purchased	47,154
Payable for capital shares redeemed	1,778
Accrued investment advisory fee	9,555
Accrued administrative expense	2,866
TOTAL LIABILITIES	61,353

NET ASSETS	$7,882,307
Net assets consist of:
Paid in capital	$15,798,006
Accumulated net investment income	139,727
Accumulated net realized loss from security transactions	(8,425,605)
Net unrealized appreciation on investments	370,179
Net assets	$7,882,307

Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	751,327

Net asset value, offering price and redemption
price per share (Note 2)	$10.49

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

Statement Of Operations
Year Ended June 30, 2014

INVESTMENT INCOME
Dividends (net of withholding tax $1,834)	$56,675
Interest	273
TOTAL INVESTMENT INCOME	56,948

EXPENSES
Investment advisory fees (Note 4)	123,869
Administrative fees (Note 4)	37,161
TOTAL EXPENSES	161,030

NET INVESTMENT LOSS	(104,082)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,383,841
Net change in unrealized
appreciation/depreciation of investments	(101,811)

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS	1,282,030

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,177,948

The accompanying notes are an integral part of these financial statements.

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Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/14	6/30/13
FROM OPERATIONS:
Net investment loss	$(104,082)	$(45,223)
Net realized gain from investments sold	1,383,841	170,504
Capital gain distributions from
other investment companies	—	424
Net change in unrealized
appreciation/depreciation on investments	(101,811)	(401,555)
Net increase (decrease) in net assets
resulting from operations	1,177,948	(275,850)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(148,095)
Decrease in net assets from
distributions to shareholders	—	(148,095)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	224,032	68,469
Net asset value of shares issued to shareholders
in reinvestment of distributions	—	146,334
Payments of shares redeemed	(1,323,560)	(1,968,326)
Net decrease in net assets
from capital share transactions	(1,099,528)	(1,753,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	78,420	(2,177,468)

NET ASSETS:
Beginning of year	7,803,887	9,981,355
End of year	$7,882,307	$7,803,887
Undistributed Net Investment Income (Loss)	$139,727	$(4,767)

Capital Share Activity
Shares sold	21,767	7,221
Shares issued in reinvestment of
distributions to shareholders	—	16,332
Shares redeemed	(129,364)	(211,643)
Net decrease in shares outstanding	(107,597)	(188,090)
Shares outstanding, beginning of year	858,924	1,047,014
Shares outstanding, end of year	751,327	858,924

The accompanying notes are an integral part of these financial statements.

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MASTERS 100 FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	6/30/14	6/30/13	6/30/12	6/30/11	6/30/10
Net asset value at
beginning of year	$9.09	$9.53	$10.10	$7.96	$7.71

Income from
investment operations:
Net investment loss	(0.13)*	(0.05)*	(0.06)*	(0.09)*	(0.07)
Net realized and unrealized
gain (loss) on investments	1.53	(0.24)	(0.16)	2.25	0.39
Total from investment operations	1.40	(0.29)	(0.22)	2.16	0.32

Less distributions from:
Net investment income	—	(0.15)	(0.35)	(0.02)	(0.07)
Realized gains	—	—	—	—	—
Total distributions	—	(0.15)	(0.35)	(0.02)	(0.07)

Payments by affiliates	—	—	—	—	— (a)

Net asset value at end of year	$10.49	$9.09	$9.53	$10.10	$7.96

Total Return	15.40%	(3.03)%	(1.82)%	27.12%	4.02%
Net assets at end of year (millions)	$7.9	$7.8	$10.0	$13.2	$15.4
Ratio of expenses
to average net assets	1.95%	1.95%	1.95%	1.81%	1.95%
Ratio of net investment loss
to average net assets	(1.26)%	(0.50)%	(0.59)%	(0.76)%	(0.74)%
Portfolio turnover rate	566%	615%	765%	472%	302%

(a)  Less than $0.01 per share.
 *   Calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges.  With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value (NAV) is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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MASTERS 100 FUND

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2014, the Fund held securities of 196 issuers across all 16 sectors represented by the North American Industry Classification System (“NAICS”).  Thus, erroneous fair values of one or even several securities are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges.  Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest.  Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.  As of June 30, 2014, the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

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Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock^	$6,502,350	$—	$—	$6,502,350
Partnerships & Trusts^	87,184	—	—	87,184
Investment Companies	380,518	—	—	380,518
Cash Equivalents	813,863	—	—	813,863
Total Investments in Securities	$7,783,915	$—	$—	$7,783,915

^  See Portfolio of Investments for industry detail.

The Fund did not have transfers into or out of Level 1, 2 or 3.  Transfers between levels are recognized at June 30, 2014, the end of the reporting period.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2014, the Fund deferred, on a tax basis, no post-October losses.  At June 30, 2014, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$1,098,164	$—	$1,098,164	6/30/2017
6,513,544	—	6,513,544	6/30/2018
$7,611,708	$—	$7,611,708

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MASTERS 100 FUND

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Fund’s 2014 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2014 are summarized below:

Purchases	$39,941,747
Sales	$41,896,751

There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision

21 - Annual Report

of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2014, the Fund incurred $123,869 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2014, the Fund incurred administration fees of $37,161.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

The tax character of the distributions paid for the fiscal year ended June 30, 2014 and June 30, 2013 were as follows:

	June 30, 2014	June 30, 2013
Distributions paid from:
Ordinary income	$0	$148,095
	$0	$148,095

22 - Annual Report

MASTERS 100 FUND

At June 30, 2014, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation	$489,685
Unrealized depreciation	(933,403)
Net unrealized appreciation on investments	$(443,718)

At June 30, 2014 the cost of investments for federal income tax purposes was $8,227,633.

At June 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$139,727
Capital loss carryforward (Note2)	(7,611,708)
Unrealized depreciation	(443,718)
$(7,915,699)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales partnership adjustments.

U.S. GAAP requires that permanent book-to-tax differences to be reclassified among the component of net assets.  These reclassifications have no effect on net assets or NAV.

For the fiscal year ended June 30, 2014, the following reclassifications were made:

Undistributed net investment income	$248,576
Accumulated net realized loss	$(249,065)
Paid in capital	$489

23 - Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2014

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MASTERS 100 FUND

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TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served
Judi R. Lum	53	Trustee since November 2013
P.O. Box 23791
San Jose, CA 95153

Thomas M. Shannon	61	Trustee, Chairman of Board since 2011
P.O. Box 23791
San Jose, CA 95153

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served
Kendrick W. Kam	53	Trustee, President and Treasurer since
P.O. Box 23791		December 1999.
San Jose, CA 95153

Wendy Barron	35	Secretary since May 2013
2020 E. Financial Way
Suite 100
Glendora, CA 91741

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MASTERS 100 FUND

Independent Trustees
	Number of portfolios	Other Trusteeship/Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee
Managing Director, E2 Consulting,	1	None
Management Consulting
(1998 – Present)

President, Enshallah, Inc., a real estate	1	None
development and brokerage firm
(1996 – Present)

Interested Trustees and Officers

	Number of portfolios	Other Trusteeship/Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee
President, Marketocracy, Inc.	1	None
(1999 – Present), President and
Vice President, Marketocracy
Capital Management LLC
(2000 – Present)

Compliance Officer,	N/A	N/A
U.S. Bancorp Fund Services, LLC
(2008 – Present)

27 - Annual Report

Privacy Notice

Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us verbally; and/or

● Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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MASTERS 100 FUND

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MASTERS 100 FUND

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Availability of Quarterly Portfolio Schedule (Unaudited)
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)
Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)
Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

32 - Annual Report

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2014	FYE 6/30/2013
Audit Fees	$20,400	$20,400
Audit-Related Fees	-	-
Tax Fees	$3,700	$3,700
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2014	FYE 6/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2014	FYE 6/30/2013
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By             /s/ Kendrick W. Kam
                 Kendrick W. Kam, President & Treasurer

Date          9/2/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By             /s/ Kendrick W. Kam
                 Kendrick W. Kam, President & Treasurer

Date          9/2/2014